1 Second Quarter 2024 Earnings Call Presentation August 9, 2024 scan here for an electronic copy

2 Safe Harbor for Forward-Looking Statements Safe Harbor Statement Some of the statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified  by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed  in these forward-looking statements.  Please refer to Chesapeake Utilities Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

Safety Moment: Hurricane & General Emergency Preparedness

FLORIDA PUBLIC UTILITIES

- Completed its annual **Hurricane Season Preparedness Drill** in July
- Lessons learned were already put to the test this past week with **Hurricane Debby**
- While there were significant impacts to communities in Florida and beyond, we are grateful that outages have been limited
- **Our teams have responded efficiently** to ensure safe and reliable service for our customers
- FPU continues to show **improved electric reliability metrics**, including reducing the frequency and duration of outages by ~10%

FEMA

Personal Emergency Preparedness

- Being prepared means having your own food, water and other supplies to last for at least 72 hours
- A disaster supplies kit is a collection of basic items your household may need in the event of an emergency
- Visit Ready.gov for a checklist of supplies, including a printable version from FEMA

CHESAPEAKE UTILITIES CORPORATION

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4 Today’s Presenters Jeff Householder Chair of the Board, President & Chief Executive Officer Beth Cooper Executive Vice President, Chief Financial Officer, Treasurer & Asst. Corporate Secretary Lucia Dempsey Head of Investor Relations Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer

5 Adjusted Diluted EPS1 Continued Strong Financial Performance in 2024 1 Adjusted Diluted Earnings Per Share Growth from Continuing Operations; 2024 excludes transaction / transition-related costs associated with the FCG acquisition. $2.04 $2.10 $0.90 $0.86 $2.94 $2.96 YTD 2023 YTD 2024 Q1 Q2 Q2 2024 Results • Adjusted Gross Margin: $126.6M, up 27% from Q2 2023 • Adjusted Net Income: $19.3M, up 19% from Q2 2023 Earnings Guidance Reaffirmed • FY 2024 Adjusted EPS of $5.33 - $5.45 per share • FY 2025 Adjusted EPS of $6.15 - $6.35 per share • FY 2028 Adjusted EPS of $7.75 - $8.00 per share CapEx Guidance Reaffirmed • YTD 2024 Capital Expenditures of $160M • 2024 Capital Expenditure Guidance: $300M - $360M • 2024 - 2028 5-Year CapEx Guidance: $1.5B - $1.8B Key Financial Highlights

High-Growth Service Areas Drive Investment Opportunities

Strong Customer Growth

Q2 2024 vs Q2 2023



Delmarva
Residential
3.7%
Commercial & Industrial
1.4%
Florida
Residential
3.7%
Commercial & Industrial
1.0%

YTD 2024 vs YTD 2023



Delmarva
Residential
3.9%
Commercial & Industrial
1.5%
Florida
Residential
3.6%
Commercial & Industrial
0.4%

Cecil County Case Study

- **CPK began gas transmission expansion in 2018 to serve initial commercial growth**
- **To date, at least 28 miles of transmission infrastructure have been installed**
- **This increased capacity attracted a number of industrial and commercial businesses to the area, driving significant economic growth for Cecil County**



Lancaster
Philadelphia
Wilmington
95
Baltimore
Dover
Vineland

> ***"Chesapeake Utilities' infrastructure investments*** *have expanded availability of natural gas along U.S. Route 40,* ***benefiting a wide range of current and future customers in this designated growth corridor****, and we look forward to a continued partnership with Chesapeake Utilities for years to come."*
>
> **— Cecil County Economic Development Commission**

Natural Gas Capacity Growth Attracts New Businesses to Cecil County:

amazon, alo yoga, GE, Great Wolf Lodge, FedEx, IKEA, LIDL, Northrop Grumman, Restoration Hardware

CHESAPEAKE UTILITIES CORPORATION

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7 Growth in earnings to support dividend growth and increased shareholder value Foundation of operational excellence across the organization Executing On Our Long-Term Growth Plan Continually execute on business transformation Proactively manage regulatory agenda Prudently deploy investment capital

8 We have already made significant progress identifying capital projects, many of which are also already underway 5-Year Capex Guidance is On-Track and Achievable ~$1.3 billion of identified capital projects support our 5-year CapEx guidance of $1.5 - $1.8 billion Identified Regulated CapEx 5-Year Spend Natural Gas LDC Organic Growth $625M Newberry, Wildlight Phase 2 $28M Boynton Beach, New Smyrna $36M Lake Mattie, St. Cloud, Plant City $42M Other Approved Pipeline Projects $49M Worcester Resiliency $80M GUARD / SAFE Programs1 $230M Eastern Shore Capital Surcharge $75M Florida Electric Storm Protection Plan $50M Technology Transformation $80M Total Identified & Ongoing Capital ~$1.3B Segment 5-Year Guidance Regulated Distribution $600 - $645M Regulated Transmission $435 - $590M Regulated Infrastructure $300 - $340M Unregulated Businesses $140 - $165M Technology $70 - $90M Total $1.5 - $1.8B 1 Includes $50 million requested in April 2024 but not yet approved.

9 YTD 2024 Capital Spend Progress 48% in 1H 2024 2024 Capital Investment On Track to Drive Margin Growth Year-to-date capital expenditures on track, with $160M in spending on strategic growth opportunities and technology transformation $300 - $360M 2024E Capital Expenditures Regulated Energy CapEx: $265 - $318M ◦ Natural Gas Distribution: $150 - $170M ◦ Natural Gas Transmission: $90 - $120M ◦ Electric Distribution: $25 - $28M Unregulated Energy CapEx: $31 - $36M ◦ Propane Distribution: $13 - $15M ◦ Energy Transmission: $5 - $6M ◦ Other Unregulated: $13 - $15M General Corporate CapEx: $4 - $6M We remain on track for 5-Year CapEx Plan of $1.5 – $1.8B in 2H 202452%

Organic Growth Driving Delmarva + Florida Investments



Worcester
Jacksonville
Tampa
Palm Beach
Miami
Maryland Energy Service Territory
ESNG Pipeline
FPU Service Territories
FCG Service Territories
Pipeline Expansions
RNG Projects
LNG Projects

#	Project Name	Status	In-Service	Total CapEx	Adj. Gross Margin ($M)	
					2024E	2025E
1	Southern Expansion	In-Service	Q4 2023	~$14M	$2.3	$2.3
2	North Ocean City Connector	In-Service	Q2 2023[1]	~$6M	—	$0.5
3	Worcester Resiliency Upgrade (WRU)	Pending Approval	Q3 2025	~$80M	—	—
4	Warwick Extension	In-Progress	Q4 2024	~$9M	$0.3	$1.9
5	Beachside Expansion	In-Service	Q2 2023	~$11M	$2.5	$2.4
6	St. Cloud / Twin Lakes	In-Service	Q3 2023	~$4M	$0.6	$0.6
7	Wildlight Phase 1 & 2	In-Progress	2023-2025	~$25M	$1.4	$2.0
8	Lake Wales	In-Service	Q2 2023	~$2M	$0.5	$0.5
9	Newberry Expansion	In-Progress	Q2 2024	~$15M	$1.4	$2.6
10	Boynton Beach	In-Progress	Q1 2025	~$21M	—	$3.3
11	New Smyrna Beach	In-Progress	Q2 2025	~$15M	—	$1.7
12	St. Cloud Expansion	In-Progress	Q2 2025	~$20M	—	$2.2
13	Lake Mattie	In-Progress	Q4 2025[2]	~$18M	—	—
14	Plant City	In-Progress	Q4 2024	~$4M	$0.5	$1.2
15	Indian River RNG[3]	In-Progress		~$18M		
16	Brevard RNG[3]	In-Progress	2025	~$6M	—	$5.5
17	Medley RNG[3]	In-Progress		~$22M		
18	Pioneer Supply Header	In-Service	Q3 2024	—	—	—
			Totals:	$290M	$9.4	$26.7

[1] Regulatory recovery through the Maryland General Rate Case so no margin impact in 2024. [2] Expected in-service in late December 2025 so no 2025 margin expected. [3] Approval received in July 2024 from the Florida PSC for these RNG transportation projects, which facilitate additional capacity from landfills through FCG's system.

CHESAPEAKE UTILITIES CORPORATION

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11 Achieving Operational Synergies Consolidating processes and resources and incorporating operations into existing systems Accelerating Investment Opportunities Moving forward on regulatory approvals and construction to support FCG service area growth Optimizing Operations "Best of Both" approach to identify and implement efficiencies and operations throughout Florida In August 2024, CPK is implementing an SAP customer information system to enhance our service platforms, streamline processes and improve efficiency across 4 key workstreams: • Billing & Invoicing • Customer Service • Device and Work Management • Finance and Contracting (FICA) SAP will be implemented for FCG in Spring 2025 Making Strides with Business Transformation We are continually evaluating and improving our people, processes, systems and structures in order to ensure long-term success and growth in an ever-changing environment.

12 +44% $99.8 $126.6 Q2 2023 Q2 2024 $16.1 $19.3 Q2 2023 Q2 2024 +19% $28.3 $40.8 Q2 2023 Q2 2024 Increasing Adj. Gross Margin Driving Bottom-Line Growth 1 See appendix for a reconciliation of non-GAAP metrics. 2 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transaction costs, transition services, consulting, system integration, rebranding and legal fees. Gross margin growth drove higher operating income and bottom-line net income, averaging 30%+ growth. Excluding transaction & transition-related expenses2, Q2 2024 operating income increased $13.8M, or 49% Adjusted Gross Margin1 Operating Income Adjusted Net Income1 +27% YTD: $229.3 $291.2 $83.3 $120.4 $52.5 $66.1

13 Key Drivers of Performance – Three Months Ended June 30, 2024 1 See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share. 2 Includes a benefit from RSAM of $2.3 million, pre-tax, or $0.08 per share. Adjusted EPS for the second quarter benefited from our core business performance and recent acquisition of Florida City Gas; offset primarily by financing costs related to the FCG acquisition. Adjusted Diluted Earnings Per Share1 $0.90 $0.77 $0.09 $0.04 $(0.32) $(0.05) $(0.06) $(0.32) $(0.18) $0.86 Q2 2023 Adj. EPS FCG Gross Margin Natural Gas Growth and Infrastructure Margin Natural Gas Transmission Margin FCG Operating Expenses Payroll, Benefits, Insurance & Other D&A and Property Taxes Interest Expense Shares Outstanding: FCG Financing Q2 2024 Adj. EPS 2

14 Regulated Energy Segment Generates Operating Income Growth •$23.4M from FCG operations & growth •$1.8M from natural gas growth, conversions and service expansions •$1.3M from transmission expansions and regulated infrastructure programs Partially offset by primarily $8.6M of FCG operating expenses $29.3 $40.5$77.3 $103.2 Q2 2023 Q2 2024 Adjusted Gross Margin1 $ 77.3 $ 103.2 D&A + Property Taxes 18.9 22.9 Transaction + Transition Expense2 — 1.4 Other Operating Expenses 29.1 38.5 Operating Income (Loss) $ 29.3 $ 40.5 Adj. Gross Margin1 up 34% & Operating income up 38%, driven by: Note: Dollars in millions. Table may not foot due to rounding. 1 See appendix for a reconciliation of non-GAAP metrics. 2 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transaction costs, transition services, consulting, system integration, rebranding and legal fees.

15 Improvement in Unregulated Energy Segment Relative to Q2 2023 Note: Dollars in millions. 1See appendix for GAAP to non-GAAP reconciliation of adjusted gross margin. $(1.0) $0.2$22.6 $23.4 Q2 2023 Q2 2024 Adjusted Gross Margin1 $ 22.6 $ 23.4 D&A + Property Taxes 4.8 3.8 Other Operating Expenses 18.9 19.3 Operating Income (Loss) $ (1.0) $ 0.2 •$0.6M from higher Marlin virtual pipeline services •$0.3M from increased margins for Aspire Energy in Ohio •$0.3M from propane operations Partially offset by $0.5M of increased insurance and vehicle expenses Adjusted Gross Margin1 up 3%, driven by:

16 Strong Balance Sheet Supports Growth Plan $2,632 $2,691 $1,187 $1,175 $198 $226 $1,246 $1,291 12/31/2023 6/30/2024 Total Capitalization Equity Short-Term Debt1 Long-Term Debt 47% 8% 45% 48% 8% 44% Total Liquidity2 70% 30% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total liquidity includes the upsized $450M Revolver and $255M of Private Placement Shelves. Recent Financing Activity • Upsized, amended and extended our Revolving Credit Facility ("Revolver") by $75M to $450M • Entered into an interest rate swap on $50 million for five years at 3.97% Total available liquidity of $491M out of Total Capacity of $705M $ in millions

17 Three Decades of Dividend Growth Drive Shareholder Return Annualized Dividend per Share 1 Calculated through 12/31/2023. 10-Year Dividend CAGR of 9% Dividend Increases in 29 of the last 31 Years – Since 1994 64 Consecutive Years of Dividend Payments – Since 1960 21 Consecutive Years of Dividend Increases – Since 2004 12%+ Compounded Annual Shareholder Return over 10 years1 Increase of 8.5% Targeting Long-Term Dividend Payout Ratio of 45 - 50% enables CPK to reinvest to support growth plan

18 Driving Increased Shareholder Value; Reaffirming Earnings Guidance Earnings Per Share - Diluted • YTD 2024 Adjusted Earnings Per Share of $2.961 • 2024 Adj. EPS Guidance of $5.33 to $5.45   • 2025 Adj. EPS Guidance of $6.15 to $6.35 • 2028 Adj. EPS Guidance of $7.75 to $8.00 • Annual shareholder return >95th percentile among peer group2 the past 5, 10, 15 & 20 year periods • >300% increase in stock price over the past 15 years drives a $2.1B Increase in Market Cap 1 Adjusted EPS excludes transaction and transition-related expenses incurred attributable to the acquisition of FCG. 2 Peer Group includes select group of 10 CPK peer companies. Details can be found in the Annual Report on Form 10-K. 1 +8.4 – 8.7% 10-Year CAGR Guidance Earnings Growth Driven by Capital Investment... … Leading to Best in Class Shareholder Return

Pathway to 2024 EPS[1] Guidance

Our 2024 target is based on continued growth from our legacy businesses, a full year of contribution from FCG, and additional opportunities we have identified.


Adjusted Diluted Earnings Per Share[1]
$5.31
$0.40 - $0.50
$0.35 - $0.45
$0.20 - $0.30
~$(1.00)
$5.45
$5.33
2023A Adj. EPS
Legacy Business Growth
FCG Operations + Growth
Additional Opportunities
Dilution from FCG Equity Issuance
2024E Adj. EPS

Additional Opportunities

- Cost & Operating Synergies
- Acceleration of new capital projects / infrastructure
- New margin through value chain
- Asset optimization
- Technology enhancements
- Regulatory strategies
- Financing opportunities

CHESAPEAKE UTILITIES CORPORATION

[1] See appendix for GAAP to non-GAAP reconciliation for adjusted diluted earnings per share; 2023 excludes transaction-related costs associated with the FCG acquisition.

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20 Significant Regulatory Progress on Recent Florida Transmission Projects Newberry Expansion, Wildlight Phase 2 Indian River RNG, Brevard RNG, & Medley RNG Approved Under Review Q 4 20 23 CapEx: ~$28M Boynton Beach & New Smyrna Beach PipelinesQ 1 20 24 CapEx: ~$36M Lake Mattie, Plant City and St. CloudM ay 2 02 4 CapEx: ~$42M Pioneer Supply Header Pipeline Worcester Resiliency Upgrade ProjectQ 3 20 23 CapEx: ~$80MProjects: $152M11 CapEx: ~$46M CapEx: N/A Q 3 20 24 Q 3 20 24

21 Worcester Resiliency Upgrade Project Proceeding On Schedule Eastern Shore Natural Gas LNG Storage project designed to meet critical energy service to customers during the peak winter heating season. • $80 million planned liquefied natural gas storage facility in Bishopville, MD • Project consists of five low-profile horizontal storage tanks allowing for up to 500 thousand gallons of storage plus pipeline looping and additional upgrades • Incremental storage capacity will help protect against weather-related disruptions, to support affordable energy prices Note: FERC = Federal Energy Regulatory Commission. • • Easements now complete • Discussions for tank delivery plan are underway • Equipment purchase orders and engineering / designs being organized • Expecting FERC Approval by year-end 2024 for construction start Q1 2025 380M3 Liquified Natural Gas Storage Tanks

Approved Infrastructure Programs Support Capital Growth

Gas

Eastern Shore

Capital Cost Surcharge

5-Year CapEx	$50-100M
'24E Gross Margin	$4.0M
'25E Gross Margin	$4.4M

- **February 2018:** Received approval for program that allows recovery of costs for highway or railroad relocation projects related to equipment replacements

Elkton Gas

- **Aldyl-A pipeline replacement** recently completed under PSC-Approved STRIDE filing

Florida City Gas

SAFE Program

10-Year CapEx[1]	$255M
2024E Gross Margin	$2.7M
2025E Gross Margin	$5.3M

- **April 2024:** Filed petition to more closely align SAFE program with FPU's GUARD program to accelerate remediation for problematic, obsolete, and exposed pipe
- Proposal represents an incremental $50 million, leading to total project capital expenditures of **$255 million** over 10 years

Florida Public Utilities

GUARD Program

10-Year CapEx	$205M
2024E Gross Margin	$3.2M
2025E Gross Margin	$5.6M

- **August 2023:** GUARD program approved, to improve safety, reliability and accessibility of portions of the natural gas distribution system, including relocation, replacement, and/or repair of equipment and assets
- Represents **$205 million** of capital expenditures over 10 years

Electric

Storm Protection

5-Year CapEx	$50-75M
'24E Gross Margin	$2.4M
'25E Gross Margin	$4.0M

- **Q4 2022:** Received approval for FPU Electric's Storm Protection Plan and associated Storm Protection Plan Cost Recovery Mechanism

[1] *Includes $50 million requested in April 2024; approval expected from the Florida PSC in September 2024.*

CHESAPEAKE UTILITIES CORPORATION

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23 • Submitted an “Intent to File” with Delaware PSC in May 2024 • Projected to file in August 2024 Constructive Regulatory Environments for Rate Cases • Rates effective May 1, 2023 • $14.1 million rate increase; allowed ROE of 8.5% -10.5% Florida City Gas • Rates effective March 1, 2023 • $17.2 million rate increase; ROE of 10.25% and equity of 55% Florida Public Utilities Complete • Filed January 30, 2024, proposing a $6.9M rate increase & requesting an 11.5% ROE • Reached a finalized settlement in the depreciation study, representing depreciation expense savings of $1.2 million per year, retroactive to January 2023 • Proposed consolidation of our three MD natural gas distribution entities into one legal entity: “Chesapeake Utilities of Maryland, Inc.” • Proposing other tariff changes, including establishing a new technology cost recovery rider, rolling certain investments into base rates, establishing a regulatory asset for an anticipated energy efficiency filing, and establishing an under-served area (USA) rate and a program for evaluating extensions to multi-family projects • Settlement conferences occurring this month, with constructive conversations thus far Maryland LDCs: Chesapeake Utilities, Sandpiper Energy & Elkton Gas Company In Progress Delaware LDCs Soon-to-be Filed • Submitted an “Intent to File” with Florida PSC in June 2024 • Projected to file in August 2024 Florida Electric

24 Full Circle Dairy in Production & Commissioning Phase • Project is now producing RNG and in commissioning phase • During June 2024, the first month of production, ~4,700 dekatherms of RNG have been captured and transported for use • This RNG is then transported and injected into the Chesapeake Utilities system in Yulee, Florida by CPK subsidiary Marlin Gas Service, via their virtual pipeline capabilities • Once fully operational, Full Circle Dairy is expected to produce an average of 100,000 dekatherms annually • This represents an emissions reduction equivalent to over 6,000 gasoline-powered vehicles Full Circle Dairy RNG Facility We are poised to execute on opportunities that enable us to use our existing transportation services and construction expertise to provide market pathways for RNG producers.

25 Working Toward Excellence on All Fronts Second Micro-Sustainability Report on Environmental Stewardship to be issued in Q3 2024 For the second time, CPK named Best for Corporate Governance in the U.S. by World Finance Escalent Names Florida City Gas "Easiest to Do Business With" Su st ai na bi lit y R ep or ti ng Sharp Energy recognized as 2024 Best Gas Company by Metropolitan Magazine C or po ra te A w ar ds

26 Why Chesapeake Utilities? CPK’s unique combination of operational expertise, growth potential and consistent delivery of long-term shareholder return connects our strong historical track record with our future success. Innovative & diligent team focused on operational execution & delivering results Nimble, yet powerful, organization with an experienced management team that gets things done Expertise Growth since 2003: • 10x Asset Growth • 10x Adj. Net Income Growth • 5x Customers Served Expected to spend $1.5 - $1.8 billion in Capital Expenditures from 2024 - 2028 Attractive & diversified geographical exposure, with multiple sources of organic & acquisitive growth Growth Delmarva: Growing demand for natural gas distribution Florida: Strong residential growth and favorable environment 45-50% Long-Term Dividend Payout Ratio supports growth and return on capital Focused on best-in-class shareholder return, balancing earnings growth and dividend growth Return EPS 10-Year CAGR of 8+% Dividend 10-Year CAGR: 9% >95th Percentile for Peer TSR

27 Appendix Q2 2024 Earnings Call August 9, 2024

28 GAAP to Non-GAAP Reconciliation – Consolidated Results Second Quarter Results Year-to-Date Results Consolidated Reconciliation Q2 2024 Q2 2023 $ % YTD 2024 YTD 2023 $ % GAAP Operating Revenues $ 166.3 $ 135.6 $ 30.7 23% $ 412.0 $ 353.7 $ 58.3 16% Cost of Sales Nat Gas, Propane, & Electric (39.6) (35.8) (3.8) 11% (120.9) (124.4) 3.5 (3)% Operating Expense1 (20.1) (16.8) (3.4) 20% (41.3) (34.5) (6.8) 20% D&A (17.9) (17.3) (0.6) 3% (34.9) (34.5) (0.4) 1% GAAP Gross Margin $ 88.6 $ 65.7 $ 22.9 35% $ 215.0 $ 160.3 $ 54.6 34% Add Back: Operating Expense1 20.1 16.8 3.4 20% 41.3 34.5 6.8 20% Add Back: D&A 17.9 17.3 0.6 3% 34.9 34.5 0.4 1% Adjusted Gross Margin $ 126.6 $ 99.8 $ 26.8 27% $ 291.2 $ 229.3 $ 61.8 27% 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2023 for additional details. $ in millions

GAAP to Non-GAAP Reconciliation – Regulated Energy Segment

$ in millions

	Second Quarter Results				Year-to-Date Results			
Regulated Segment	**Q2 2024**	**Q2 2023**	**$**	**%**	**YTD 2024**	**YTD 2023**	**$**	**%**
GAAP Operating Revenues	**$ 130.6**	**$ 101.1**	**$ 29.5**	**29%**	**$ 299.1**	**$ 243.4**	**$ 55.6**	**23%**
Cost of Sales								
Nat Gas, Propane, & Electric	(27.4)	(23.9)	(3.5)	15%	(77.3)	(79.2)	1.9	(2)%
Operating Expense[1]	(12.3)	(9.2)	(3.0)	33%	(25.0)	(18.5)	(6.5)	35%
D&A	(14.7)	(13.0)	(1.6)	12%	(27.2)	(26.0)	(1.2)	5%
GAAP Gross Margin	**$ 76.3**	**$ 55.0**	**$ 21.4**	**39%**	**$ 169.6**	**$ 119.7**	**$ 49.8**	**42%**
Add Back: Operating Expense[1]	12.3	9.2	3.0	33%	25.0	18.5	6.5	35%
Add Back: D&A	14.7	13.0	1.6	12%	27.2	26.0	1.2	5%
Adjusted Gross Margin	**$ 103.2**	**$ 77.3**	**$ 26.0**	**34%**	**$ 221.8**	**$ 164.2**	**$ 57.5**	**35%**

Unregulated Segment	**Q2 2024**	**Q2 2023**	**$**	**%**	**YTD 2024**	**YTD 2023**	**$**	**%**
GAAP Operating Revenues	**$ 41.4**	**$ 40.8**	**$ 0.7**	**2%**	**$ 124.5**	**$ 123.9**	**$ 0.6**	**—%**
Cost of Sales								
Nat Gas, Propane, & Electric	(18.0)	(18.1)	0.1	(1)%	(55.1)	(58.7)	3.6	(6)%
Operating Expense[1]	(7.9)	(7.5)	(0.4)	5%	(16.3)	(16.0)	(0.3)	2%
D&A	(3.2)	(4.3)	1.0	(25)%	(7.7)	(8.5)	0.8	(9)%
GAAP Gross Margin	**$ 12.3**	**$ 10.8**	**$ 1.5**	**13%**	**$ 45.4**	**$ 40.7**	**$ 4.7**	**12%**
Add Back: Operating Expense[1]	7.9	7.5	0.4	5%	16.3	16.0	0.3	2%
Add Back: D&A	3.2	4.3	(1.0)	(25)%	7.7	8.5	(0.8)	(9)%
Adjusted Gross Margin	**$ 23.4**	**$ 22.6**	**$ 0.8**	**3%**	**$ 69.5**	**$ 65.2**	**$ 4.2**	**6%**

[1] *Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2023 for additional details.*

CHESAPEAKE UTILITIES CORPORATION

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30 GAAP to Non-GAAP Reconciliation – Adjusted Net Income and EPS 1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. 2 Weighted average shares for the quarter ended June 30, 2024 primarily reflects the impact of 4.4 million common shares issued in November 2023 in connection with the acquisition of FCG. Second Quarter Results Year-to-Date Results Non-GAAP Reconciliation: NI /EPS Q2 2024 Q2 2023 $ % YTD 2024 YTD 2023 $ % GAAP Net Income $ 18.3 $ 16.1 $ 2.1 13% $ 64.4 $ 52.5 $ 12.0 23% FCG Transaction+Transition Expenses1 $ 1.0 $ — $ 1.0 NM $ 1.7 $ — $ 1.7 NM Adjusted Net Income $ 19.3 $ 16.1 $ 3.1 19% $ 66.1 $ 52.5 $ 13.6 26% Diluted Weighted Avg. Common Shares Outstanding2 22,335 17,852 22,320 17,842 GAAP Diluted EPS $0.82 $0.90 $ — (9)% $2.89 $2.94 $ — (2)% FCG Transaction+Transition Expenses1 $0.04 — $ — NM $0.07 — $ — NM Diluted Adjusted EPS $0.86 $0.90 $ — (4)% $2.96 $2.94 $ — 1% $ in millions except per-share amounts shares in thousands

31 Weather Has Generally Been Warmer than Normal (32)% (18)% 7% (24)% (41)% —% Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Se co nd Q ua rt er Ye ar to D at e OhioDelmarva Florida NORMAL (24)% (13)% (15)% (13)% (33)% —% YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024 NORMAL Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal. MILDER COOLER MILDER

32 Long-Term Debt Profile – Positioned to Execute Growth Plan $6 $26 $135 $132 $137 $57 $162 $62 $58 $159 $59 $206 $6 $26 $35 $32 $37 $52 $57 $57 $53 $54 $54 $186 $100 $100 $100 $5 $105 $5 $5 $105 $5 $20 Legacy CPK Debt FCG Acquisition Debt 2024* 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ • Execute on a robust growing organic capital plan • Fully integrate Florida City Gas and capitalize on commercial synergies & opportunities • Navigate through the uncertain economic environment Minimal maturities over next 2 years enables CPK the flexibility to: $ in millions

33 Quarterly Earnings Cadence Year Q1   Q2 Q3 Q4 FY 2023 $2.04 $0.90 $0.692 $1.64 $5.31 % of FY 38% 17% 13% 31% 2022  $2.08   $0.96   $0.54   $1.47   $5.04  % of FY 41% 19% 11% 29% 2021  $1.96   $0.78   $0.71   $1.28   $4.73  % of FY 41% 16% 15% 27% 2020  $1.77  $0.64  $0.56  $1.24  $4.21 % of FY 42% 15% 13% 29% 2019  $1.75   $0.54  $0.38  $1.04 $3.72 % of FY 47% 15% 10% 28% 5yr % Band 38% - 47% 15% - 19% 10% - 15% 27% - 31% Note: Historic Adjusted EPS presented from continuing operations. 1 Beginning in the third quarter of 2023, the Company’s earnings per share metric was adjusted to exclude transaction-related expenses attributable to the announced acquisition of FCG including, but not limited to, legal, consulting, audit and financing fees. 2 The sum of the four quarters does not equal the full year amount due to rounding and the impact of average share counts Adjusted EPS1

34 Aligning our Work with a Higher-Level Purpose Our Vision We will be a leader in delivering energy that contributes to a sustainable future. Our Values Care Integrity Excellence We deliver energy that makes life better for the people and communities we serve. Our Mission We put people first. We tell the truth. We achieve great things together.